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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 3, 1996
                                                 -------------------------

                        Certified Grocers of California, Ltd.
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                (Exact name of registrant as specified in its charter)

         California               0-10815             95-0615250
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 (State or other jurisdiction        (Commission          (IRS Employer of
         incorporation)          File Number)         Identification No.)

    2601 S. Eastern Avenue, Los Angeles                     90040
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    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (213) 726-2601
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Item 4.    Changes in Registrant's Certifying Accountant.

Effective April 3, 1996, Certified Grocers of California, Ltd. and its subsidiaries ("the Company") dismissed Coopers & Lybrand L.L.P. as its principal accountant to audit the financial statements of the Company.

The reports issued by Coopers & Lybrand L.L.P. on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was recommended by the audit committee of the Company following the solicitation and review of bids from several independent accountants, including Coopers & Lybrand L.L.P., and was approved by the Board of Directors on April 3, 1996.

During the two most recent fiscal years and the current fiscal period, there were no disagreements with Coopers & Lybrand L.L.P. on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Effective April 3, 1996, the Company has engaged Deloitte & Touche L.L.P. as its principal accountant to audit the financial statements of the Company.


Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of business acquired.

         Not applicable.

    (b)  Pro-forma financial information.

         Not applicable.

    (c)  Exhibits.

         Exhibit 16     Letter re change in certifying accountant.

              16.1 Letter from Coopers & Lybrand L.L.P. to Securities and Exchange Commission, dated April 10, 1996.


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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.

                                       CERTIFIED GROCERS OF CALIFORNIA, LTD.



Dated:  April 10, 1996                 By /s/ DANIEL T. BANE
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                                             Daniel T. Bane
                                       Senior Vice President and
                                        Chief Financial Officer

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